BLACKROCK FUNDSSM

BlackRock U.S. Impact Fund

BlackRock International Impact Fund

BlackRock Global Impact Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated June 20, 2023 to the Summary Prospectuses and the

Prospectuses of the Funds, each dated August 26, 2022, as supplemented to date

Effective July 14, 2023, the following changes are made to the Funds’ Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About [Fund] — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About [Fund] — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Sheetal Prasad	2022	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of the Funds” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUNDS
Sheetal Prasad is the portfolio manager and is primarily responsible for the day-to-day management of the Funds. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of each Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Sheetal Prasad	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2022; Portfolio Manager and Research Analyst at Jennison Associates from 2007 to 2022.

Shareholders should retain this Supplement for future reference.